LOAN AGREEMENT

THIS AGREEMENT, dated for reference the 2nd day of February, 2006, is made

BETWEEN:

CARNAVON TRUST REG., a domiciled discretionary trust of Liechtenstein, having an address of Aeulestrasse 5, FL-9490 Vaduz, Liechtenstein

(the “Lender”);

AND:

DIGITAL ECOSYSTEMS CORP., a Nevada company having an office address of 1313 East Maple Street, Suite 223, Bellingham, Washington, USA, 98225

(the “Borrower”).

WHEREAS the Borrower wishes to borrow and the Lender is willing to lend to the Borrower the sum of Fifty Thousand Dollars in US funds (US$50,000) on the terms hereinafter set out.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. DEFINITIONS

Where used in this Agreement, the following words and phrases shall have the following meaning:

(a)	“Agreement” means this Agreement and the schedules hereto, as at any time amended or modified and in effect;

(b)	“Charter” means the Memorandum and Articles, the Articles and By-Laws or other constating documents of the Borrower, as at any time amended or modified and in effect;

(c)	“Event of Default” means any event specified in subsection 7.1;

(d)	“Lender’s Security” means the Note;

(e)	“Loan” means the loan by the Lender to the Borrower established pursuant to subsection 3.1; and

(f)	“Note” means the promissory note to be made by the Borrower to the Lender as evidence of the Loan which shall substantially be in the form set out in Schedule “A”.

2. INTERPRETATION

2.1 Governing Law

This Agreement is governed by the laws of the State of Washington and the parties attorn to the non-exclusive jurisdiction of the courts of Washington for the resolution of all disputes under this Agreement.

2.2 Severability

If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

2.3 Parties in Interest

This Agreement enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.

2.4 Headings and Marginal References

The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

2.5 Currency

All statements of, or references to, dollar amounts in this Agreement means lawful currency of the United States of America.

3. THE LOAN

3.1 Establishment of the Loan

The Lender agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower the sum of Fifty Thousand Dollars ($50,000).

3.2 Evidence of Indebtedness

Indebtedness of the Borrower to the Lender in respect of the Loan will be evidenced by the Note, which will be made by the Borrower to the Lender at the time funds are advanced, a copy of which form is attached hereto as Schedule “A”.

3.3 Repayment of the Loan

The Borrower will repay the Loan on or before February 2, 2007. The Loan will be subject to interest payable to the Lender at maturity at a rate of Twelve Percent (12%) per annum. The interest will be payable concurrently with repayment of the principal amount of the Loan. In the event the Loan is repaid on a date prior to the date of Maturity, interest will be paid on the principal amount up to the date the Loan is repaid.

3.4 Repayment of Loan

The Borrower may repay the Loan at any time without penalty, bonus or charges.

3.5 Conversion into Shares

During the term of the Agreement or upon maturity, the Lender will have the option to convert the Loan, or any portion thereof, into shares of the Company at a price per share equal to the closing price of the Company’s shares on the OTC.BB market on the day preceding notice from the Lender of its intent to convert the Loan, or any portion thereof, into shares of the Company. A Notice of Conversion is attached hereto as Schedule “B”.

4. SECURITY FOR THE LOAN

4.1 Costs, Charges and Expenses

The Borrower will assume and pay all costs, charges and expenses, including reasonable solicitors’ costs, charges and expenses on a special costs basis, which may be incurred by the Lender in respect of this Agreement or the Lender’s Security or which may be incurred by the Lender in respect of any proceedings taken or things done by the Lender in connection therewith to collect, protect, realize or enforce the Lender’s Security.

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties

The Borrower represents and warrants to the Lender that:

(a)	the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada;

(b)	the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Lender’s Security and to carry out the obligations contemplated herein and therein;

(c)	this Agreement and the Lender’s Security have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

(d)	no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default, has occurred or is continuing.

5.2 Survival of Representations and Warranties

All representations and warranties made herein will survive the delivery of this Agreement to the Lender and no investigation at any time made by or on behalf of the Lender shall diminish in any respect whatsoever its rights to rely on those representations and warranties. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement will constitute representations and warranties made by the Borrower thereunder.

6. COVENANTS OF THE BORROWER

The Borrower covenants and agrees with the Lender that, at all times during the currency of this Agreement, it will:

(a)	pay the Loan and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

(b)	duly observe and perform each and every of its covenants and agreements set forth in this Agreement and the Lender’s Security;

(c)	provide the Lender with immediate notice of any Event of Default; and

(d)	do all things necessary to obtain and maintain the Lender’s Security in good standing and make payment of all fees and charges in respect thereto.

7. EVENT OF DEFAULT

7.1 Definition of Event of Default

The Loan, costs and any other money owing to the Lender under this Agreement will immediately become payable upon demand by the Lender or, unless otherwise waived in writing by the Lender, in any of the following events:

(a)	if the Borrower defaults in any payment when due under this Agreement;

(b)	if the Borrower commits any default under any of the Lender’s Security instruments;

(c)

if the Borrower becomes insolvent or makes a general assignment for the benefit of its creditors, or if any order is made or an effective resolution is passed for the winding-up, merger or amalgamation of the Borrower or if the Borrower is declared bankrupt or if a custodian or receiver be appointed for the Borrower under the applicable bankruptcy or insolvency legislation, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers is appointed for the Borrower;

(d)

if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of seven days after notice in writing has been given by the Lender to the Borrower specifying the default.

8. GENERAL

8.1 Waiver or Modification

No failure on the part of the Lender in exercising any power or right hereunder will operate as a waiver of power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom will be effective unless it is in writing signed by the Lender. No notice to or demand on the Borrower will entitle the Borrower to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

8.2 Time

Time is of the essence of this Agreement.

8.3 Further Assurances

The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

8.4 Assignment

The Borrower may not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender.

9. NOTICES

9.1

Any notice under this Agreement will be given in writing and may be sent by fax, telex, telegram or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the address indicated above, or at another address designated by that party in writing.

9.2	If notice is sent by fax, telex, telegram or is delivered, it will be deemed to have been given at the time of transmission or delivery.

9.3	If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

9.4

If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax, telex, telegram or will be delivered.

10. AMENDMENTS

This Agreement may be amended, waived, discharged, or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

IN WITNESS WHEREOF the Lender and the Borrower have executed and delivered this Agreement as of the day and year first written above.

CARNAVON TRUST REG.

"Dr. Werner Keicher"
Per: Authorized Signatory

DIGITAL ECOSYSTEMS CORP.

"G. Leigh Lyons"
Per: Authorized Signatory

SCHEDULE "A"

to the Loan Agreement dated for reference the 2nd day of February 2006 between Carnavon Trust Reg. and Digital Ecosystems Corp.
___________________________________________________________________________________________

PROMISSORY NOTE

Principal Amount: US $50,000

For value received, Digital Ecosystems Corp. (the "Borrower") hereby promises to pay to Carnavon Trust Reg. (the "Lender") the principal sum of Fifty Thousand Dollars in US funds (US$50,000) on the earlier of:

(i)	February 2, 2007 :

(ii)

any change of control of the Borrower ("control" being defined as ownership of or control of direction over, directly or indirectly, 20% or more of the outstanding voting securities of the Borrower); and

(iii)	the occurrence of an Event of Default (as defined in the Loan Agreement between the Borrower and the Lender dated for reference February 2, 2006),

together with interest calculated at a rate of Twelve Percent (12%) per annum accruing on the outstanding principal amount, payable at maturity or upon repayment of the Loan. All payments under this promissory note will be made by cheque, bank draft or wire transfer (pursuant to wire transfer instructions provided by the Lender from time to time) and delivered to the Lender. All payments made by the Borrower will be applied first to interest and any other costs or charges owed to the Lender, then to principal.

The undersigned is entitled to prepay this promissory note, in whole or in part, without notice or penalty. The undersigned waives demand and presentment for payment, notice of non-payment, protest, notice of protest and notice of dishonor. This promissory note will be governed by and construed in accordance with the laws of the State of Washington.

Dated: February 2, 2006

DIGITAL ECOSYSTEMS CORP.

"G. Leigh Lyons"
Per: Authorized Signatory

SCHEDULE “B”

to the Loan Agreement dated for reference the 2nd day of February, 2006 between Carnavon Trust Reg. and Digital Ecosystems Corp.
___________________________________________________________________________________________

CONVERSION FORM

TO: Digital Ecosystems Corp. (Company)

The undersigned Holder of a Loan in the amount of Fifty Thousand Dollars in US funds (US$50,000) hereby irrevocably elects to convert the said Loan (or $ ______________principal thereof) into common shares in accordance with the Terms and Conditions of the Loan Agreement and directs that the shares issuable and deliverable upon the conversion be issued and delivered to the address indicated below.

Dated: __________________________________________________	__________________________________________________
(Signature of Holder)
________________________________________________________
(Name of Holder)

________________________________________________________
(Address of Holder)

________________________________________________________

________________________________________________________